                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                               Media General, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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


                             [LOGO] MEDIA GENERAL



                                Notice of 2002
                                Annual Meeting
                                      and
                                Proxy Statement

                             Friday, May 24, 2002
                                  11:00 a.m.
                    Richmond Newspapers Production Facility
                       5555 Chamberlayne Road (U.S. 301)
                           Mechanicsville, Virginia

[LOGO]         Media General, Inc., P.O. Box 85333 Richmond, Virginia 23293-0001
                                              (804)649-6000 www.mediageneral.com
                                                              Fax (804) 649-6400
Media
General

J. Stewart Bryan III
Chairman Chief Executive
                                                                  April 8, 2002

         Dear Stockholder:

             You are cordially inv ited to attend Media General's 2002 Annual Meeting on Friday, May 24, 2002.

             Our Annual Meeting will be held at the Richmond Newspapers Production Facility, 5555 Chamberlayne Road (U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia.

             I am pleased to announce this year that Reid Ashe has been nominated to stand for election as a Class B Director. As you know, Reid moved to Richmond this past summer from Tampa, where he had been the Publisher of The Tampa Tribune, to become our President and Chief Operating Officer. Reid has proven a valuable member of our management team, and we look forward to his advice and counsel as a member of your Board of Directors.

             We also are pleased to offer stockholders the opportunity to receive stock-holder communications electronically. For more information, see "Electronic Delivery of Proxy Materials and Annual Report."

             Whether or not you plan to be present at the Annual Meeting, we value your vote. Most stockholders have a choice this year of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. However you choose to vote, please do so at your earliest convenience.

             I look forward to seeing you on May 24.

                                  Yours sincerely,


                                  /s/ J. Stewart Bryan III
                                  J. Stewart Bryan III
                  Publishing . Broadcast . Interactive Media

                             [LOGO] MEDIA GENERAL

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

To the Class A and Class B Common Stockholders of Media General, Inc.

    Please take notice that the 2002 Annual Meeting of Stockholders of Media General, Inc., will be held at the Richmond Newspapers Production Facility, 5555 Chamberlayne Road (U.S. 301), Mechanicsville, Virginia, on Friday, May 24, 2002, at 11:00 a.m. for the following purposes:

        1. To elect a Board of Directors for the ensuing year;

        2. To act upon such other matters as properly may come before the meeting.

    Holders of the Company's Class A and Class B Common Stock of record at the close of business on March 22, 2002, are entitled to notice of and to vote at the meeting.

    Your attention is directed to the accompanying Proxy Statement.

                                          By Order of the Board of Directors

                                                   GEORGE L. MAHONEY, Secretary

Richmond, Virginia
April 8, 2002

    Stockholders are requested to vote over the Internet, by telephone or by completing and returning the accompanying proxy card in the envelope provided, whether or not they expect to attend the meeting in person. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 23, 2002. A proxy may be revoked at any time before it is voted.

                                PROXY STATEMENT

                      2002 Annual Meeting of Stockholders

                            SOLICITATION OF PROXIES

    This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Media General, Inc. (the Company), to be used at the 2002 Annual Meeting of Stockholders to be held at the Richmond Newspapers Production Facility, 5555 Chamberlayne Road (U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia, on Friday, May 24, 2002, at 11:00 a.m. All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with instructions. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 23, 2002. A proxy may be revoked by a Stockholder at any time before it is voted.

    The Annual Report to the Stockholders of the Company, including financial statements for the fiscal year ended December 30, 2001, and this Proxy Statement and accompanying proxy card, are being mailed to Stockholders on or about April 8, 2002.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The Company had outstanding 22,510,114 shares of Class A Common Stock (Class A Stock) and 556,574 shares of Class B Common Stock (Class B Stock) as of March 22, 2002. Only holders of record at the close of business on such date will be entitled to vote, and each share of Class A or Class B Stock will be entitled to one vote on each matter as to which such class is entitled to vote.

    The following table shows the stock ownership as of the most recent practicable date of all persons known by the Company to have been the beneficial owners of more than 5% of the outstanding shares of any class of the Company's securities and the stock ownership of the directors and officers of the Company as a group. All such information is based on information furnished by or on behalf of the persons listed, who have sole voting power and sole dispositive power as to all shares of Class A and Class B Stock listed unless noted to the contrary.

                                                        Amount
                                              Title   and Nature    Percent
               Name and Address of             of    of Beneficial    of
                 Beneficial Holder            Class    Ownership     Class
               -------------------           ------- -------------  -------
     J. Stewart Bryan III                    Class A   2,219,092(1)   9.9%
       333 East Franklin Street              Class B     428,036(1)  76.9%
       Richmond, VA 23219

     Jane Bryan Brockenbrough                Class B      55,580(2)  10.0%
       c/o Bryan Brothers
       1802 Bayberry Court, Suite 302
       Richmond, VA 23226

     Mario J. Gabelli                        Class A   7,419,636(3)  33.0%
       One Corporate Center
       Rye, NY 10580

     Fidelity Investments Institutional      Class A   1,952,399(4)   8.7%
       Operations Company, Inc.
       82 Devonshire Street
       Boston, MA 02109

     All directors and executive             Class A   2,590,384(5)  11.5%
       officers as a group                   Class B     428,036     76.9%

--------
(1) The shares listed for J. Stewart Bryan III include 4,800 shares of Class A Stock held by a private foundation controlled by Mr. Bryan, 45,367 shares of Class A Stock held (as of February 28, 2002) for his benefit by the MG Advantage 401(k) Plan (the 401(k) Plan), 74,200 shares of Class A Stock registered in his name under the Media General, Inc., Restricted Stock Plan (the Restricted Stock Plan), 205,433 shares of Class A Stock subject to currently exercisable options, 535,200 shares of Class A Stock held by trusts of which Mr. Bryan serves as a fiduciary and shares in the control of the voting and disposition of the shares, 1,040,378 shares of Class A Stock held by the David Tennant Bryan Revocable Declaration of Trust (the D.T. Bryan Trust) of which Mr. Bryan serves as a co-trustee, and 373,000 shares of Class B Stock held by the D. Tennant Bryan Media Trust (the Media Trust), of which Mr. Bryan serves as sole trustee. Mr. Bryan, the D.T. Bryan Trust and the Media Trust constitute a group for certain purposes.

(2) Jane Bryan Brockenbrough additionally has sole voting and dispositive power as to 23,000 shares of Class A Stock.

(3) According to a Schedule 13D, amended as of June 12, 2001, the shares listed include shares held by Mr. Gabelli or entities under his direct or indirect control, including 4,811,256 shares held by GAMCO Investors, Inc. (GAMCO), and 2,608,000 shares held by Gabelli Funds, LLC (Gabelli Funds). In the aggregate, such shares are attributable to Mr. Gabelli and to Gabelli Group Capital Partners, Inc., and to Gabelli Asset Management, Inc., parent companies of GAMCO and Gabelli Funds. Mr. Gabelli and such entities, in the aggregate, have sole dispositive power for all shares except 98,450 shares for which there is no voting power. The Schedule 13D states that if the aggregate voting power of the Gabelli entities should exceed 25% of their voting interest in the Company, the 2,608,000 shares held by Gabelli Funds will be voted by a proxy voting committee for each of the approximately 20 funds advised by Gabelli Funds. Another Gabelli-controlled entity holds 380 shares of Class B Stock.

(4) Fidelity Investments serves as trustee of the 401(k) Plan, and the 1,952,399 Class A shares held as of February 28, 2002, are held in that capacity. The 401(k) Plan provides that shares held for the 401(k) Plan are to be voted by the trustee in the same proportion as instructions received from participants. Subject to certain restrictions, participants have the right to direct the disposition of shares of Class A Stock held for their benefit by the 401(k) Plan.

(5) Includes an aggregate of 402,469 Class A shares subject to currently exercisable stock options.

                             ELECTION OF DIRECTORS

    The Articles of Incorporation of the Company provide for the holders of the Class A Stock voting separately and as a class to elect 30% of the Board of Directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock to elect the balance. Accordingly, of the ten directors to be elected, three will be Class A Directors to be elected by the Class A Stockholders, and seven will be Class B Directors to be elected by the Class B Stockholders. The By-laws of the Company, consistent with applicable Virginia law, provide that in the election of each class of Directors, those receiving the greatest number of votes of each class of Stockholders entitled to vote for such Directors shall be elected. Abstentions and non-votes by brokers, banks and other nominee holders of record shall not be counted for or against any nominee. The Directors elected will serve until the next Annual Meeting of Stockholders. All of the nominees listed below except Mr. Ashe presently are members of the Board. Unless authority is withheld, the proxies will be voted for the election as Directors of the persons named below, or, if for any reason any of such persons are unavailable, for such substitutes as management may propose. The Company has no reason to believe that any of the nominees will be unavailable. The following material is based on information submitted by the person named. Unless noted to the contrary, each Director has sole voting power and sole dispositive power as to all shares listed as owned beneficially by him or her.

                                              Number and Percentage*
                                              of Shares Beneficially
                                               Owned March 22, 2002
                                 Director ------------------------------
               Name          Age  Since   Class A(1)    %   Class B  %
               ----          --- -------- ----------   ---  ------- ----
      Class A Directors
      Charles A. Davis...... 53    1989      15,245              --
      Robert V. Hatcher, Jr. 71    1991      11,044              --
      John G. Medlin, Jr.... 68    1994      11,442              --

      Class B Directors
      O. Reid Ashe, Jr...... 53      --      28,072(2)           --
      J. Stewart Bryan III.. 63    1974   2,219,092(3) 9.9% 428,036 76.9%
      Marshall N. Morton.... 56    1997     114,917(4)           --
      Thompson L. Rankin.... 61    2001       4,461              --
      Wyndham Robertson..... 64    1996       9,561              --
      Henry L. Valentine, II 74    1991      33,746(5)           --
      Walter E. Williams.... 66    2001       1,204              --

--------
*Percentages of stock ownership less than one percent are not shown.
(1) Includes shares, if any, held in the 401(k) Plan as of February 28, 2002. Also includes deferred Class A Stock units credited, as of December 31, 2001, to non-employee Directors' accounts pursuant to the Media General, Inc., Directors' Deferred Compensation Plan, as follows: Mr. Davis--10,664 units; Mr. Hatcher--9,163 units; Mr. Medlin--9,061 units; Miss Robertson--8,261 units; Mr. Valentine--9,865 units; Mr Rankin--3,261 units; Mr. Williams--1,204 units. For further information as to deferred Class A Stock units, see page 5.
(2) For further information as to stock held by Mr. Ashe, see "Stock Ownership of Executive Officers."
(3) For further information as to stock held by Mr. Bryan, see "Voting Securities and Principal Holders Thereof."
(4) For further information as to stock held by Mr. Morton, see "Stock Ownership of Executive Officers."
(5) Of the shares of Class A Stock listed, Mr. Valentine shares voting and dispositive power as a co-trustee as to 18,500 shares. The shares listed do not include 3,000 shares of Class A Stock held by Mr. Valentine's wife, as to which Mr. Valentine disclaims any voting or dispositive power.

Directors

    CHARLES A. DAVIS is Vice Chairman of Marsh & McLennan Companies, Inc., and is President and Chief Executive Officer of Marsh & McLennan Capital, Inc. He previously was a limited partner in The Goldman Sachs Group, L.P., and was a partner for more than five years in the investment banking firm of Goldman, Sachs & Co. Mr. Davis also serves as a director of Merchants Bancshares, Inc., and Progressive Corporation.

    ROBERT V. HATCHER, JR. is the former Chairman of the Board and Chief Executive Officer of Johnson & Higgins, an insurance consulting and brokerage firm, having served in that position for more than five years.

    JOHN G. MEDLIN, JR. is Chairman Emeritus of Wachovia Corporation. He previously served from 1988 to 1998 as Chairman of Wachovia Corporation and, from 1977 through 1993, as Chief Executive Officer. Mr. Medlin also serves as a director of BellSouth Corporation, Burlington Industries, Inc., R.J. Reynolds Tobacco Holdings, Inc., and USAirways Group, Inc.

    O. REID ASHE, JR. is President and Chief Operating Officer of the Company and assumed those responsibilities in July 2001. He previously served as the President and Publisher of The Tampa Tribune from 1997 to 2001, and he was the President and Associate Publisher of The Tampa Tribune from 1996 to 1997.

    J. STEWART BRYAN III is Chairman of the Board and Chief Executive Officer of the Company and has served in those capacities since July 1990. He was President of the Company from July 1990 to July 2001. Prior to July 1990, he had served as Vice Chairman of the Board and Executive Vice President of the Company since 1985, and as Chief Operating Officer of the Company since 1989. He additionally has been Publisher of the Richmond Times-Dispatch for more than five years.

    MARSHALL N. MORTON was elected Vice Chairman of the Board in 2001 and is the Company's Chief Financial Officer, a position he has held for more than five years. He was the Company's Senior Vice President from 1989 to 2001.

    THOMPSON L. RANKIN retired in 1997 as President and Chief Executive Officer of Lykes Bros. Inc., having served in that position for more than five years. He also is the former Chairman of the Board and Chief Executive Officer of Lykes Energy, Inc., and served in that position for more than five years. He previously served on the Board of Directors of the Company from 1985 to 1994. Mr. Rankin also serves as a director of TECO Energy, Inc.

    WYNDHAM ROBERTSON retired in March 1996 as Vice President for
Communications at the University of North Carolina, having served in that position for more than five years. She previously was an Assistant Managing Editor for Fortune magazine and worked with that organization for 24 years.

    HENRY L. VALENTINE, II is Chairman of Davenport & Company LLC, a Richmond, Virginia, investment banking firm, and has served in that position for more than five years.

    WALTER E. WILLIAMS has served on the faculty of George Mason University, Fairfax, Virginia, since 1980 and was the chairman of the Economics Department from 1995 to 2001. Additionally, he is an author, columnist and frequent television and radio commentator.

Board and Committee Meetings

    The full Board of Directors held five regular bi-monthly meetings during 2001.

    The standing committees of the Board of Directors are the Executive Committee, the Audit Committee and the Compensation Committee. The Board has not formed a nominating committee.

    The Executive Committee presently consists of Messrs. Bryan, Hatcher, Morton and Valentine. The Executive Committee is empowered, with certain limitations, to exercise all of the powers of the Board of Directors when the full Board is not in session. The Executive Committee met regularly six times during 2001 on a bi-monthly schedule that alternates with the regular meetings of the full Board of Directors.

    The Audit Committee presently consists of Miss Robertson and Messrs. Davis, Rankin and Valentine. This committee oversees the audit function of the Company, both with regard to internal auditors and outside auditors, which are recommended to the Board by this committee. In this capacity, the committee meets with internal and outside auditors, approves all engagements of auditors and reviews all annual Securities and Exchange Commission (the SEC) filings made by the Company. The Audit Committee met twice during 2001. Each member of the Audit Committee is "independent," as that term is defined by the applicable listing standards of the New York Stock Exchange.

    The Compensation Committee presently consists of Messrs. Hatcher, Medlin and Williams. This committee has general responsibility for employee compensation, makes recommendations to the Board concerning officer and director compensation and oversees the operation of the compensation related benefit plans. The Compensation Committee met twice during 2001.

    Pursuant to the Media General, Inc., Directors' Deferred Compensation Plan, each Director who has not at any time served as an employee of the Company (an Outside Director) receives 50% of his or her annual compensation, which annual compensation is $75,000 in 2002, in deferred Class A Stock units and may elect to receive the other 50% of annual compensation in cash or deferred stock units. All Outside Directors but one elected to receive all available 2001 compensation in deferred stock units.

                     STOCK OWNERSHIP OF EXECUTIVE OFFICERS

    The following table lists the beneficial ownership of the Company's Class A and Class B Stock by the executive officers named in the "Summary Compensation Table" as of March 22, 2002.

                                    Number and Percentage* of Shares
                                   Beneficially Owned March 22, 2002
                                   ---------------------------------
                    Name           Class A(1)    %   Class B     %
                    ----           ----------   ---  -------    ----
           J. Stewart Bryan III... 2,219,092(2) 9.9% 428,036(2) 76.9%
           Marshall N. Morton.....   114,917(3)           --
           H. Graham Woodlief, Jr.    61,244(4)           --
           O. Reid Ashe, Jr.......    28,072(5)           --
           James A. Zimmerman.....    62,683(6)           --

--------
    *Percentages of stock ownership less than one percent are not shown.

(1) Includes shares held in the 401(k) Plan as of February 28, 2002.

(2) For further information as to stock held by Mr. Bryan, see "Voting Securities and Principal Holders Thereof."

(3) Shares listed for Mr. Morton include 66,300 shares subject to currently exercisable options and 25,400 shares registered in his name under the Restricted Stock Plan.

(4) Shares listed for Mr. Woodlief include 40,534 shares subject to currently exercisable options and 15,000 shares registered in his name under the Restricted Stock Plan.

(5) Shares listed for Mr. Ashe include 15,434 shares subject to currently exercisable options and 9,300 shares registered in his name under the Restricted Stock Plan. Mr. Ashe is co-trustee, along with his wife, of 2,840 shares held in a revocable trust.

(6) Shares listed for Mr. Zimmerman include 38,800 shares subject to currently exercisable options and 12,400 shares registered in his name under the Restricted Stock Plan.

                      COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth annual and long-term compensation for the last three years for the Company's Chief Executive Officer and the four other most highly compensated executive officers.

                          Summary Compensation Table

                                                                Long-Term Compensation
                                   Annual Compensation                  Awards
                              ------------------------------ ----------------------------
                                                Other Annual                               All Other
        Name and               Salary   Bonus   Compensation Restricted Stock             Compensation
   Principal Position    Year   ($)      ($)     ($)(1)(4)        ($)(2)      Options (#)  ($)(3)(4)
   ------------------    ---- -------- -------- ------------ ---------------- ----------- ------------
J. Stewart Bryan III,    2001 $875,000 $     --   $343,939      $2,575,000      38,100      $431,156
 Chairman and            2000  830,000  346,894      7,547              --      29,900        49,189
 Chief Executive Officer 1999  780,000  314,157      6,237       1,172,200      15,300        49,200

Marshall N. Morton,      2001  525,000       --     57,343         803,400      11,400       106,387
 Vice Chairman and       2000  485,000  165,848         --              --       8,700        24,588
 Chief Financial Officer 1999  450,000  148,291         --         474,692       6,200        23,987

O. Reid Ashe, Jr.,*      2001  375,562       --     44,066         288,400       4,100        72,527
  President and Chief
  Operating Officer

H. Graham Woodlief, Jr., 2001  390,000       --     50,391         453,200       6,500        70,815
 Vice President          2000  360,000  106,031      1,656              --       4,900        13,858
                         1999  335,000  103,125      1,380         300,316       3,900        13,786

James A. Zimmerman,**    2001  342,500       --     32,496         370,800       5,300        58,514
 Vice President

--------
* Mr. Ashe assumed the positions of President and Chief Operating Officer on July 1, 2001, concurrently with being named an executive officer of the Company.

** Mr. Zimmerman assumed the position of Vice President on January 1, 2001, concurrently with being named an executive officer of the Company.

(1) The amounts disclosed under this column for the most recent fiscal year consist of the following:

                              Above-Market       Tax Gross-Up
                             Amounts Earned    Associated with
                              on Deferred     Variable Universal
                              Compensation  Life Insurance for the
                               During the    Benefit of the Named
              Name            Fiscal Year   Executive Officer (4)   Total
              ----           -------------- ---------------------- --------
     J. Stewart Bryan III...    $16,042            $327,897        $343,939
     Marshall N. Morton.....         --              57,343          57,343
     O. Reid Ashe, Jr.......         --              44,066          44,066
     H. Graham Woodlief, Jr.      3,677              46,714          50,391
     James A. Zimmerman.....         --              32,496          32,496

(2) At December 30, 2001, the number and value of the aggregate restricted stock awards held by named executive officers were: Mr. Bryan--123,910 and $6,325,606; Mr. Morton--25,400 and $1,296,670; Mr. Ashe--9,300 and
    $474,765; Mr. Woodlief--15,000 and $765,750; and Mr. Zimmerman--12,400 and
    $633,020. Shares were awarded in the name of each executive, and each has all rights of other Class A Stockholders, including dividends, subject to certain restrictions and forfeiture provisions.

(3) The amounts disclosed under this column for the most recent fiscal year consist of the following:

                                                   Dollar Value of           Dollar Value of
                                                  Insurance Premiums        Insurance Premiums
                           Annual Company        Paid by the Company       Paid by the Company
                          Contributions to     With Respect to Variable    With Respect to Term
                        Vested and Unvested  Universal Life Insurance for Life Insurance for the
                        Defined Contribution      the Benefit of the       Benefit of the Named
         Name                  Plans         Named Executive Officer (4)    Executive Officer     Total
         ----           -------------------- ---------------------------- ---------------------- --------
J. Stewart Bryan III...       $33,806                  $397,139                    $211          $431,156
Marshall N. Morton.....        36,800                    69,452                     135           106,387
O. Reid Ashe, Jr.......        19,107                    53,374                      46            72,527
H. Graham Woodlief, Jr.        14,101                    56,579                     135            70,815
James A. Zimmerman.....        19,067                    39,358                      89            58,514

(4) During 2001 the Company replaced the benefits under an existing company-funded life insurance plan with variable universal life insurance policies. Although the expense to the Company is relatively unaffected, the variable universal life insurance premiums, paid to third parties, and tax gross-ups, withheld and remitted to taxing authorities, are considered compensation to the named executive officer in the year paid.

                       Option Grants in Last Fiscal Year

    The following table provides information on stock options granted in fiscal 2001 to the named executive officers.

                                              Individual Grants
                        --------------------------------------------------------------
                                               % of Total                               Grant
                              Number of         Options                                 Date
                        Securities Underlying  Granted to  Exercise or                 Present
                           Options Granted    Employees in Base Price                   Value
         Name                  (#)(1)         Fiscal Year   ($/Share)  Expiration Date ($)(2)
         ----           --------------------- ------------ ----------- --------------- --------
J. Stewart Bryan III...        38,100             15.6%      $51.405    Jan. 30, 2011  $721,538
Marshall N. Morton.....        11,400              4.7%       51.405    Jan. 30, 2011   215,893
O. Reid Ashe, Jr.......         4,100              1.7%       51.405    Jan. 30, 2011    77,646
H. Graham Woodlief, Jr.         6,500              2.7%       51.405    Jan. 30, 2011   123,097
James A. Zimmerman.....         5,300              2.2%       51.405    Jan. 30, 2011   100,371

--------
(1) The amounts listed under this column represent the number of shares of the Company's Class A Stock covered by options granted to the named executive officers during fiscal 2001 under the provisions of the 1996 Employee Non-Qualified Stock Option Plan (the 1996 Plan). Options granted under the 1996 Plan are exercisable in one-third increments over a three-year period and expire 10 years after the date of grant. The options also become fully exercisable upon, and must be exercised within 12 months of, the optionee's death during employment or retirement after age 55.

(2) Option values were computed using the Black-Scholes pricing model. The assumptions used in the model were: expected volatility of .2399; zero-coupon government bond yield of 5.3%; dividend yield of 1.26%; and time to exercise of 10 years. Additionally, a 5.72% discount was applied to reflect three-year pro rata vesting (3% per year probability of forfeiture). The actual value, if any, an executive may realize will depend on the amount by which the stock price on the date of exercise exceeds the exercise price. There is no assurance that the value actually realized by an executive will be at or near the value estimated by use of the Black-Scholes model.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

    The following table provides information with respect to options exercised during fiscal 2001 and the number and value of stock options outstanding at the fiscal year-end.

                                                    Number of Securities
                                                   Underlying Unexercised     Value of Unexercised
                                                         Options at           In-the-Money Options
                           Shares                    Fiscal Year-End (#)    at Fiscal Year-End ($)(1)
-                       Acquired On     Value     ------------------------- -------------------------
         Name           Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
         ----           ------------ ------------ ----------- ------------- ----------- -------------
J. Stewart Bryan III...    19,800      $287,074     168,767      63,133     $2,990,691     $16,033
Marshall N. Morton.....        --            --      52,133      19,267        852,593       6,497
O. Reid Ashe, Jr.......        --            --       7,967       6,933         77,866       2,410
H. Graham Woodlief, Jr.     8,400       255,208      37,334      11,066        657,823       4,087
James A. Zimmerman.....     2,800        81,963      34,367       9,133        631,582       3,458

--------
(1) The amount listed represents the difference between the closing price of the Company's Class A Stock at the end of fiscal 2001 ($51.05) and the exercise price per share, multiplied by the number of shares covered by the options.

                              Pension Plan Table

    The following table reflects the estimated aggregate retirement benefits to which certain executive officers of the Company, including each of the named executive officers in the Summary Compensation Table, are entitled under the provisions of the Company's non-contributory, funded Employees Retirement Plan and the Executive Supplemental Retirement Plan (the Plans). The amount of benefit assumes that the executive has completed a minimum of 15 years of service. The benefit amount will be reduced for service of less than 15 years, or if the executive retires prior to attaining age 63. Additional benefits are not earned for service in addition to 15 years.

                                       Lifetime Annual Benefit
                   Highest Five-Year         at or After
                  Average Compensation Normal Retirement Date
                  -------------------- -----------------------
                             $ 150,000        $ 82,500
                               250,000         137,500
                               350,000         192,500
                               450,000         247,500
                               550,000         302,500
                               650,000         357,500
                               750,000         412,500
                               850,000         467,500
                               950,000         522,500
                             1,050,000         577,500
                             1,150,000         632,500
                             1,250,000         687,500
                             1,350,000         742,500
                             1,450,000         797,500

    The amount of benefit for the executive officers named in the Summary Compensation Table is derived by averaging each officer's five highest years of "Annual Compensation," as reflected in the "Salary" and "Bonus" columns of such tables. Retirement benefits shown are payable without offset for Social Security in monthly installments as life annuities, or in other optional forms, upon retirement after attaining age 63. Benefits for executives who participated in both plans prior to January 1, 1991, are reduced by the amount of benefits payable to them under pension plans of former employers.

                            Audit Committee Report

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and operates under a written charter adopted by the Board. Company management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling these oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

    In addition, the Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The

Committee also has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and letter required by the Independence Standards Board and received by the Committee, and considered the compatibility of non-audit services with the auditors' independence.

    The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee held two meetings during 2001.

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements at, and for the three years ended December 30, 2001, be included in the Annual Report on Form 10-K for filing with the SEC.

                                        The Audit Committee

                                              Charles A. Davis, Chairman
                                              Thompson L. Rankin
                                              Wyndham Robertson
                                              Henry L. Valentine, II

                           Audit and Non-Audit Fees

    The following table presents fees rendered by Ernst & Young LLP for fiscal 2001:

                                                      Amount
                  -                                  --------
                  Audit Fees (a).................... $623,000
                  Financial Information Systems
                     Design and Implementation Fees.        0
                  All Other Fees (b)................  266,000

(a) Fees billed by Ernst & Young for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ended December 30, 2001.

(b) Fees billed by Ernst & Young for services rendered to the Company during fiscal 2001, other than the services described above under "Audit Fees." These fees consisted of $175,000 for audit-related services, principally services performed in connection with statutory or regulatory audits of employee benefit plans and the review of non-recurring SEC filings, and $91,000 for tax-related advice.

                         Compensation Committee Report

    Media General's compensation system is a management tool that is used to support and reinforce key operating and strategic goals. It is applied consistently to all salaried employees.

    The Company's compensation programs for management employees are designed to build a strong link between an individual's performance and his or her related compensation opportunities as well as to align the interests of key Media General employees with those of the Stockholders. These two elements induce eligible employees to be more responsive to the needs of the Company. Periodically, the Company reviews its compensation programs with independent consultants to ensure that, corporately, it is competitive and is taking advantage of current thinking in the field of compensation management.

    The Compensation Committee feels that a tightly administered program that rewards eligible managers for appropriate performance is a constructive way to attract and retain talented personnel. Eligibility to participate in Media General's annual and long-term incentive programs is determined by the Committee assisted by recommendations from the Chief Executive Officer.

    There are three components to total executive compensation at Media
General: base salary and short- and long-term incentives. Using both general and specific media industry surveys targeted to the Company's size along with published data on executive compensation levels, the Committee has established second quartile (51st-75th percentile) targets for each component. The number of companies participating in such surveys varies but averages about 75 in any given year.

    Base salary levels are determined with reference to external competitive levels (as described previously) and internal equity. Pay and performance then are linked through the use of the two incentive programs.

    The short-term incentive program combines specific threshold, target and maximum performance goals established at the beginning of the measurement year with award targets, as described previously. All goals are based on profit and asset utilization levels and are established individually for each business unit and for the Company. Cash awards are paid based on the accomplishment of these goals. Maximum awards are attained at 150% of goal. Barring exceptional circumstances, which, in the Committee's opinion, were not under operating unit control, no bonuses are paid to units earning less than 80% of their goal.

    A long-term incentive program is used to reward sustained stock price growth and/or achievement of long-term, pre-established earnings per share growth targets. Awards in this program are made in the form of stock options (typically awarded to eligible participants annually at fair market value on the grant date, vesting over a three-year period) and restricted stock (typically granted to selected executive officers every other year with restrictions (currently ten years) on sale that may be lifted if pre-established earnings per share growth targets are met). The combined expected value of stock-based awards is targeted to achieve competitive levels of total compensation as described earlier; for those selected executive officers who are eligible to receive both restricted stock and stock options, annual grants are awarded on the basis that 60% of the competitive long-term incentive target would be delivered through restricted stock. The Committee notes that the relative value of a given award at the end of the measurement period will depend on the growth in value of the common stock of the Company over the time period. The vesting and ten-year trading restrictions emphasize the long-term nature of these awards and encourage eligible employees to remain in the employ of the Company.

    Section 162(m) of the Internal Revenue Code disallows a deduction for compensation in excess of $1,000,000 paid to any of the executive officers named in the Summary Compensation Table, unless such excess compensation qualifies as "performance-based compensation" under Section 162(m) and related Internal Revenue Service regulations. The Compensation Committee seeks to maximize the deductibility of compensation paid to executive officers but also recognizes that the payment of non-deductible compensation may at times be in the best interests of the Company.

CEO Compensation During 2001

    Mr. Bryan's base salary in 2001 of $875,000 was 5.4% above that of the preceding year. In the aggregate, corporate performance did not attain the targeted level for any bonus payment, and none was paid. The Company also paid $397,139 of premium on Mr. Bryan's behalf and a tax gross-up of $327,897 during the year as the Company replaced the benefits Mr. Bryan had under an existing company-funded life insurance plan with a variable life insurance policy. At the beginning of 2001, a stock option award of 38,100 shares of Media General Class A Stock was made to Mr. Bryan. As in the past, this award as well as Mr. Bryan's base salary and bonus formula were developed in accordance with competitive practice, as outlined previously, and were based on the standard provisions of Media General's annual and long-term incentive plans.

                                        The Compensation Committee

                                              Robert V. Hatcher, Jr., Chairman
                                              John G. Medlin, Jr.
                                              Walter E. Williams

            Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) requires that the Company's Executive Officers, Directors and persons owning more than 10% of the Company's Class A Stock file reports of ownership and changes in ownership with the SEC and with the Company.

    Based solely upon a review of such reports furnished to the Company, the Company believes that during the fiscal year ended December 30, 2001, the Executive Officers, Directors and persons owning in excess of 10% of the outstanding shares of the Company's Class A Stock complied with the filing requirements of Section 16(a), except that Mr. Bryan, individually and as a co-trustee of a family trust, filed two forms, each reporting one transaction, after the prescribed filing dates, and Mr. Morton filed one report, involving one transaction, after the prescribed filing date, and except that no Section 16(a) filings were made by GAMCO Investors, Inc., or Gabelli Funds, LLC (the Gabelli entities), each a 10% holder. The Gabelli entities previously have asserted that such filings were not required by reason of an exemption for shares held by an institution without the purpose or effect of changing or influencing the control of an issuer. The foregoing exemption is not available to the Gabelli entities, in the Company's view. Several of the Gabelli entities previously also have asserted the absence of a pecuniary interest in the shares they beneficially own. See "Voting Securities and Principal Holders Thereof."

                               Performance Graph

    The Company's Class A Stock, which previously had been traded on the American Stock
Exchange, was transferred to the New York Stock Exchange during 2001.

    The following graph shows the cumulative total Stockholder return on the Company's Class A Stock over the last five fiscal years as compared to the returns of the Standard & Poor's (S&P) Publishing (Newspapers) Index, the American Stock Exchange (AMEX) Market Index, and the New York Stock Exchange
(NYSE) Market Index. The graph assumes $100 was invested on December 31, 1996, in the Company's Class A Stock, the S&P Publishing (Newspapers) Index, the AMEX Market Index and the NYSE Market Index and also assumes reinvestment of dividends.

                                    [CHART]

                Comparison of Five-Year Cumulative Total Return
                Media General, Inc., S&P Publishing (Newspaper) Index,
                    AMEX Market Index and NYSE Market Index

                            1996    1997     1998     1999     2000     2001
Media General, Inc.         $100  $136.10  $164.82  $174.37  $124.39  $176.87
S&P Publishing (Newspaper)   100   163.02   168.72   231.84   199.12   204.57
AMEX Market Index            100   120.33   118.69   147.98   146.16   139.43
NYSE Market Index            100   131.56   156.55   171.42   175.51   159.87

                      APPOINTMENT OF INDEPENDENT AUDITORS

    At its January 2002 meeting, the Board of Directors appointed the firm of Ernst & Young LLP as the independent auditors of the Company for the 2002 fiscal year. Ernst & Young LLP has examined the accounts of the Company for many years, including 2001. The Company has been advised by Ernst & Young LLP that it is an independent public accounting firm within the meaning of the applicable rules and regulations of the SEC. A representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement, if he desires to do so, and to respond to appropriate questions from Stockholders.

                     STOCKHOLDER NOMINATIONS AND PROPOSALS

    Stockholders who believe they are eligible to have their proposals included in the Company's Proxy Statement for the 2003 Annual Meeting of Stockholders, in addition to other applicable requirements established by the SEC, must ensure that their proposals are received by the Secretary of the Company not later than December 10, 2002.

    The By-laws of the Company establish an advance notice procedure for eligible Stockholders to make nominations for Director and to propose business to be transacted at an Annual Meeting. The Company's By-laws additionally provide that nominations for Director and proposals for business must be given to the Secretary of the Company not less than 90 days nor more than 120 days prior to the date of an Annual Meeting. The Company's By-laws also require that certain specific information accompany a Stockholder notice of nomination or proposal for business.

    The By-laws of the Company provide that the Annual Meeting of Stockholders shall be held during the Company's second fiscal quarter on a date fixed by the Board of Directors. The Company's 2003 Annual Meeting will be held on May 23, 2003. A copy of the Company's By-laws may be obtained by writing to the Secretary of the Company.

                            SOLICITATION OF PROXIES

    The Company may solicit proxies in person or by telephone or mail. The cost of solicitation of proxies, including the reimbursement to banks and brokers for reasonable expenses in sending proxy material to their principals, will be borne by the Company. Officers and other employees of the Company may participate in such solicitation, for which they will receive no special or additional compensation. In addition, the Company has retained D. F. King & Co. to assist in the solicitation of proxies for a basic fee of $8,000, plus reimbursement of out-of-pocket expenses.

                                 OTHER MATTERS

    Management does not intend to present, nor, in accordance with the Company's By-laws, has it received proper notice from any person who intends to present, any matter for action by Stockholders at the Annual Meeting, other than as stated in the accompanying Notice. However, the enclosed proxy confers discretionary authority with respect to the transaction of any other business which properly may come before the meeting, and it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their best judgment.

Electronic Delivery of Proxy Materials and Annual Report

    The Notice of Annual Meeting, Proxy Statement and 2001 Annual Report are available at www.mediageneral.com. Instead of receiving paper copies of these materials in the mail in the future, most Stockholders can elect to receive an email which will provide a link to these documents on the Internet. Opting to receive proxy materials online helps to reduce the Company's printing and mailing costs and provides Stockholders with a convenient, automatic link to the proxy vote site.

    Most Stockholders desiring to enroll in this electronic delivery service may do so by visiting www.investpower.com and following the prompts for email enrollment; others will find a separate page with electronic delivery information in the envelope containing their proxy materials. "Street name" Stockholders can check the information in the proxy materials provided by their bank or broker.

    Enrollment is effective until cancelled, and Stockholders may withdraw consent to electronic delivery at any time and resume receiving Stockholder communications in printed form. Please call Media General Investor Relations at
(804) 649-6103 with any questions.

                                          By Order of the Board of Directors

                                          GEORGE L. MAHONEY, Secretary

Richmond, Virginia
April 8, 2002

    Stockholders are requested to vote over the Internet, by telephone or by completing and returning the accompanying proxy card in the envelope provided, whether or not they expect to attend the meeting in person. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 23, 2002. A proxy may be revoked at any time before it is voted.

                         ANNUAL MEETING OF STOCKHOLDERS

                               MEDIA GENERAL, INC.

Co. # ____________            CLASS A COMMON STOCK            Acct. # __________
                                  MAY 24, 2002

                            -------------------------
                            PROXY VOTING INSTRUCTIONS
                            -------------------------

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

Note: If you vote by Internet or telephone, please do not mail in your proxy card.

Internet and telephone voting are available 24 hours a day - 7 days a week!

Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 23, 2002.

                                                 -------------------------------
      YOUR CONTROL NUMBER IS
                                                 -------------------------------

         (arrow) Please Detach and Mail in the Envelope Provided (arrow)

[X]  Please mark your votes
     as in this example

The Board of Directors recommends a vote FOR the following proposal.

Item 1.                                   For          Withhold
Election of Directors.                    [_]            [_]


FOR, except vote withheld for the following nominee(s):

-------------------------
NOMINEES:
    CLASS A DIRECTORS
    -----------------
    Charles A. Davis
    Robert V. Hatcher, Jr.
    John G. Medlin, Jr.

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY   ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS PROXIES.  UNLESS INDICATED

TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.


Signature: _______________ Date: _____  Signature: ______________  Date: ______

Note: Please sign as name appears printed above. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title.

     Electronic Delivery: In order to receive future proxy materials and annual
     -------------------
     reports electronically, please visit "www.investpower.com" and follow the prompts for email enrollment. To complete enrollment, you will need the company number and account number on top of the reverse side of this card.

                      (arrow) FOLD AND DETACH HERE (arrow)

Class A                        MEDIA GENERAL, INC.                       Class A

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2002

                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

O. Reid Ashe, Jr., J. Stewart Bryan III, George L. Mahoney and Marshall N. Morton, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class A Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, May 24, 2002, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

                       PLEASE NOTE ANY ADDRESS CHANGE HERE

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 23, 2002.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy card on the reverse side and return it promptly in the envelope provided. Please date and sign this proxy as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

              (continued and to be dated and signed on other side)

                         ANNUAL MEETING OF STOCKHOLDERS

                               MEDIA GENERAL, INC.

Co. # ____________            CLASS B COMMON STOCK            Acct. # __________
                                  MAY 24, 2002

                            -------------------------
                            PROXY VOTING INSTRUCTIONS
                            -------------------------

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

Note: If you vote by Internet or telephone, please do not mail in your proxy card.

Internet and telephone voting are available 24 hours a day - 7 days a week!

Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 23, 2002.

                                                    ----------------------------
                      YOUR CONTROL NUMBER IS
                                                    ----------------------------

         (arrow) Please Detach and Mail in the Envelope Provided (arrow)

[X] Please mark your votes
    as in this example

The Board of Directors recommends a vote FOR the following proposal.

Item 1.                                   For          Withhold
Election of Directors.                    [_]             [_]

FOR, except vote withheld for the following nominee(s):

-------------------------
NOMINEES:
     CLASS B DIRECTORS
     -----------------
     O. Reid Ashe, Jr.
     J. Stewart Bryan III
     Marshall N. Morton
     Thompson L. Rankin
     Wyndham Robertson
     Henry L. Valentine, II
     Walter E. Williams

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS PROXIES.  UNLESS INDICATED

TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Signature: _________________ Date: ___  Signature: _________________  Date: ____

Note: Please sign as name appears printed above. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title.

     Electronic Delivery: In order to receive future proxy materials and annual
     -------------------
     reports electronically, please visit "www.investpower.com" and follow the prompts for email enrollment. To complete enrollment, you will need the company number and account number on top of the reverse side of this card.

Class B                       MEDIA GENERAL, INC.                        Class B

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2002

                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

O. Reid Ashe, Jr., J. Stewart Bryan III, George L. Mahoney and Marshall N. Morton, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class B Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, May 24, 2002, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

                       PLEASE NOTE ANY ADDRESS CHANGE HERE

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 23, 2002.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy card on the reverse side and return it promptly in the envelope provided. Please date and sign this proxy as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

              (continued and to be dated and signed on other side)

                         ANNUAL MEETING OF STOCKHOLDERS

                               MEDIA GENERAL, INC.
                      EMPLOYEES' MG ADVANTAGE 401 (K) PLAN
                                  MAY 24, 2002

                            -------------------------
                            PROXY VOTING INSTRUCTIONS
                            -------------------------

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the instruction card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

Note: If you vote by Internet or telephone, please do not mail in your instruction card.

Internet and telephone voting are available 24 hours a day - 7 days a week!

Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 21, 2002.


                                                       -------------------------
                      YOUR CONTROL NUMBER IS
                                                       -------------------------

                      (arrow) FOLD AND DETACH HERE (arrow)

[X] Please mark your votes
    as in this example


  Item 1.                           For           Withhold
  Election of Directors.            [_]              [_]


FOR, except vote withheld for the following nominee(s):

-------------------------


The Board of Directors recommends a vote FOR the following proposal.

NOMINEES:
      CLASS A DIRECTORS
      -----------------
      Charles A. Davis
      Robert V. Hatcher, Jr.
      John G. Medlin, Jr.

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

THIS INSTRUCTION REVOKES ALL PREVIOUS INSTRUCTIONS. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.




Signature: ______________________________________________ Date: ______________

Note: Please date and sign this Instruction as name appears printed hereon and return in the enclosed envelope promptly or use the telephone or Internet voting procedure.

Class A                        MEDIA GENERAL, INC.                       Class A
                      EMPLOYEES' MG ADVANTAGE 401(K) PLAN
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 24, 2002

     THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

As a participant in the MG Advantage 401(K) Plan, you have the right to direct Fidelity Management Trust Company, as Trustee, regarding how to vote the shares of Media General, Inc. Class A Common Stock credited to your account at the Annual Stockholder Meeting to be held on May 24, 2002, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

The shares credited to your account will be voted as directed. If no direction is made, if the card is not signed, or if the card is not received by May 21, 2002, the shares credited to your account will be voted in the same proportion as directions received from participants.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on May 21, 2002.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy instruction on the reverse side and return it promptly in the envelope provided. Please date and sign this Instruction as name appears.

              (continued and to be dated and signed on other side)